SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 17, 1997


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-24848                   75-2559089
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 (State or other             (Commission File No.)        (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 17, 1997, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings for the quarter ended March 31, 1997, declaration of cash dividends and stock repurchase program.

Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.















































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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EAST TEXAS FINANCIAL SERVICES, INC.



Date:  April 17, 1997                       By: /s/ GERALD W. FREE
                                                ------------------
                                                Gerald W. Free
                                                President and
                                                Chief Executive Officer







































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


Exhibit                                                               Sequential
Number                     Description                                 Page No.
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  99           Press release, published on April 17, 1997.                6


















































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